UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices with zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

In connection with the completion of the sale by PMI Mortgage Insurance Co. (“MIC”), a wholly-owned subsidiary of The PMI Group, Inc. (the “Company”), of its Australian subsidiary, PMI Mortgage Insurance Australia (Holdings) Pty Limited (“PMI Australia”), to QBE Holdings (AAP) Pty Limited (“QBE”), a subsidiary of QBE Insurance Group Limited (“QBE Parent”), on October 22, 2008, MIC and QBE Parent executed the Note Deed (the “Note”) attached hereto as Exhibit 10.1. The description of the Note set forth under Item 2.01 below and in the Company’s Reports on Form 8-K, dated August 14, 2008 and August 29, 2008, is incorporated by reference herein.

Item 2.01	Completion of Acquisition/Disposition of Assets

On October 22, 2008 (“Closing Date”), MIC completed the sale of PMI Australia to QBE. The sale was completed under the parties’ August 14, 2008 Share Sale Agreement (the “Sale Agreement”), the terms of which were previously described in the Company’s Report on Form 8-K, dated August 14, 2008, which was amended by an August 29, 2008 Amendment Agreement (the “First Amendment”) previously disclosed in the Company’s Report on Form 8-K, dated August 29, 2008, and further amended by an October 22, 2008 Second Amendment Agreement (the “Second Amendment”), which made certain immaterial amendments to the Sale Agreement, attached hereto as Exhibit 2.3. The descriptions set forth in the Company’s Reports on Form 8-K, dated August 14, 2008 and August 29, 2008 are incorporated by reference herein. PMI Australia, together with its subsidiaries, conducted the Company’s mortgage insurance operations in Australia and New Zealand.

MIC sold PMI Australia to QBE for an aggregate purchase price of $920,491,602 plus certain adjustments as described below, with 80% (“Cash Purchase Price”) paid in cash on the Closing Date and 20% (“Initial Principal Amount”) paid in the form of the Note. Under the terms of the Sale Agreement, the Cash Purchase Price and the Initial Principal Amount of the Note were each increased by (i) an amount equal to 3.7875% per annum of its respective amount, compounded semi-annually, for the period from July 1, 2008 until the Closing Date and (ii) an amount derived pursuant to a formula set out in the Sale Agreement in connection with certain changes in the value of the investment portfolio held by PMI Australia and its affiliates (“Investment Adjustment”). On the Closing Date, QBE paid MIC the Cash Purchase Price of $736,393,282 plus pre-completion interest of $8,832,117 and an Investment Adjustment of $798,000, for a total cash payment of $746,023,399. On the Closing Date, QBE Parent issued the Note to MIC in the principal amount of $186,505,850, consisting of 20% of the aggregate purchase price, or $184,098,320, plus pre-completion adjustment of $2,208,029 and an Investment Adjustment of $199,500. The Note is subject to certain future adjustments discussed below, and matures and is payable with interest on September 30, 2011 (“Repayment Date”). Under the Note, QBE Parent has the option to prepay all or a portion of the principal amount with prior written notice to MIC. MIC may transfer or assign its interests under the Note without restriction.

The actual amount owed under the Note on the Repayment Date is subject to reductions to the extent (i) performance of PMI Australia’s existing insurance portfolio as of June 30, 2008 does not achieve specified targets, (ii) MIC is required to satisfy any claims for any breach of warranties under the Sale Agreement and (iii) subject to the Company’s completion of the sale of its Hong Kong subsidiary, PMI Mortgage Insurance Asia Limited (“PMI Asia”), to QBE, as described more fully in the Company’s Report on Form 8-K, dated August 29, 2008, performance of PMI Asia’s existing insurance portfolio as of June 30, 2008 does not achieve specified targets and the amount of the note to be issued by QBE Parent in connection with the sale of PMI Asia has been reduced to zero. Due to the potential adjustments in the amounts payable with respect to the Note, the Company will not include the Note as an asset in its consolidated financial statements under U.S. generally accepted accounting principles.

As previously disclosed, under the Sale Agreement, MIC agreed to provide to QBE certain loss development coverage with respect to mortgage insurance policies issued by PMI Australia and its subsidiaries and in force at June 30, 2008 (the “Relevant Policies”). Specifically, to the extent that (i) the sum of (A) the amounts of any claims paid between June 30, 2008, and June 30, 2011 with respect to the Relevant Policies, (B) the difference between the loss reserve balance with respect to the Relevant Policies as of June 30, 2011, as compared to June 30, 2008, and (C) the excess of the projected ultimate unpaid losses with respect to the Relevant Policies as at June 30, 2011, over the actual loss reserve balance with respect to the Relevant Policies as of such date (such sum, the “Actual Insurance Loss”) exceeds (ii) $237,599,575, or 50% of the unearned premium reserve with respect to the Relevant Policies at June 30, 2008 (such excess, the “Actual Excess”), the amount of the value of the Note (including outstanding principal and accrued interest) will be reduced by the amount of the Actual Excess. The parties also agreed on an additional layer of loss development cover with respect to such Actual Excess in the event that the Actual Excess is in excess of the value of the Note. Pursuant to the express terms of the Sale Agreement, on the Closing Date, MIC funded premiums of approximately $46,486,471 for an excess-of-loss reinsurance cover for PMI Australia from Equator Reinsurances Limited (“Equator Re”), a reinsurance subsidiary of QBE Parent. As provided under the Sale Agreement, if the Actual Insurance Loss is less than $475,199,150 (the amount of the unearned premium reserve with respect to the Relevant Policies at June 30, 2008), MIC is entitled to a profit commission of $25,000,000.

The foregoing descriptions are qualified in their entirety by reference to the Sale Agreement, which is filed as Exhibit 2.1 hereto, the First Amendment, which is filed as Exhibit 2.2 hereto, the Note, which is filed as Exhibit 10.1 hereto, and the Second Amendment, which is filed as Exhibit 2.3 hereto, each of which is incorporated by reference in this Current Report on Form 8-K.

On October 22, 2008, the Company issued a press release announcing the close of the sale of PMI Australia to QBE, which is filed as Exhibit 99.1 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(b) The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2008, and the unaudited pro forma condensed consolidated statements of operations of the Company for the years ended December 31, 2007, 2006 and 2005 and for the six months ended June 30, 2008, giving effect to the disposition mentioned in Item 2.01, are being filed as Exhibit 99.2 to this Form 8-K and are incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

2.1	Share Sale Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of August 14, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, dated August 14, 2008 (file number 001-13664))

2.2	Amendment Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of August 29, 2008 (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K, dated August 29, 2008 (file number 001-13664))

2.3	Second Amendment Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of October 22, 2008

10.1	Note Deed, dated as of October 22, 2008, between PMI Mortgage Insurance Co. and QBE Insurance Group Limited

99.1	The PMI Group, Inc. Press Release, dated October 22, 2008

99.2	The PMI Group, Inc. Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

October 28, 2008	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr.
Executive Vice President and Chief Financial Officer

October 28, 2008	By:	/s/ Thomas H. Jeter
Thomas H. Jeter
Senior Vice President, Chief Accounting Officer and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Name
2.1	Share Sale Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of August 14, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, dated August 14, 2008 (file number 001-13664))Amendment No. 2 to The PMI Group, Inc. Retirement Plan.

2.2	Amendment Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of August 29, 2008 (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K, dated August 29, 2008 (file number 001-13664))

2.3	Second Amendment Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of October 22, 2008

10.1	Note Deed, dated as of October 22, 2008, between PMI Mortgage Insurance Co. and QBE Insurance Group Limited

99.1	The PMI Group, Inc. Press Release, dated October 22, 2008

99.2	The PMI Group, Inc. Unaudited Pro Forma Consolidated Financial Information